Exhibit 99.1

Stifel Investor Presentation

March 2013

Disclaimer

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,”“estimate,”“project,”“believe,”“intend,”“anticipate,”“expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Note Regarding the Use of Non-GAAP Financial Measures

The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results. Specifically, the Company believes that thenon-GAAP measures provideuseful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance the overall understanding of the Company’s current financial performance.

Market Overview

Market Overview

Market Indices

140 120 100 80 60 40 20 0

Dow

Russell 2000

S&P 500

Amex B/D

Equity Mutual Fund Flows ($B)

$60 $40 $20 $0

($20)

($40)

($60)

($80)

($100)

28

Q1 11

Q2 11

?18

Q3 11

?81

Q4 11

?64

Q1 12

?10

Q2 12

?22

Q3 12

?49

Q4 12

?67

Q1 13 TD

45

Risk Premium

Yield 1/3/11 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 Current

S&P 500¹ 7.2% 7.0% 7.2% 8.3% 7.6% 7.4% 7.6% 7.1% 7.1% 6.9%

10 YR 3.3% 3.5% 3.2% 1.9% 1.9% 2.2% 1.7% 1.6% 1.7% 2.0%

Risk premium² 3.8% 3.5% 4.0% 6.4% 5.7% 5.2% 6.0% 5.5% 5.4% 4.9%

Date range includes January 1, 2011 through March 15, 2013. Market indices and equity mutual fund flows sources are Factset and ICI. Risk premium source is Factset. (1) S&P 500 yield represents 2011, 2012 and 2013E calendar EPS over the value of the S&P.

(2) Risk premium is calculated as the difference between the S&P 500 yield and the 10 year.

Stifel Overview

Stifel Overview

Stifel Financial (NYSE: SF)

Financial services firm demonstrating growth, scale and stability

$2.0 billion market capitalization(1)

2012 Represented Stifel’s 17th year of consecutive record net revenues

Balanced business model

Top performing financial stock over the past ten years

36% Insider ownership (2)

Global Wealth Management (GWM)

Private Client

Stifel Bank & Trust

Customer Financing

Asset Management

National presence with over 2,000 Financial Advisors

$138 billion in total client assets

Institutional Group (IG)

Independent Research

Institutional Equity & Fixed Income Brokerage

Equity & Fixed Income Capital Raising

M&A Advisory

Largest U.S. equity research platform

Broad product portfolio & industry expertise

(1) As of 2/20/13. (2) Insider ownership percentage includes all fully diluted shares, units outstanding, options outstanding, as well as shares owned by Stifel’s former Chairman as of 2/20/13.

Strategy: Building the Premier Middle-Market Investment Bank

Position Stifel to Take Advantage of Opportunities

?Unburdened by capital constraints

?Low leverage business model and conservative risk management

?Built the Company through 11 acquisitions since 2005; prudently evaluate all opportunities

?Capitalize on headwinds across the industry

?Select growth of high-quality talent

?Drive revenue synergies by leveraging the global wealth and institutional businesses

17th Consecutive Year of Record Net Revenues

Net Revenues ($MM)

$1,800

$1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

$87

$110

$123

$127

$141

$177.5

$177.9

$188

$217

$247

$264

$452

$763

$870

$1,091

$1,382

$1,417

$1,613

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Stifel’s Market Opportunity

Stifel’s Differentiated Value Proposition: Growth, Scale, and Stability

Bulge Bracket

?Size / scale

?Large distribution

?Investment Banking

?Retail

?Trading

Issues

?Deleverage

?Raise common equity

?Changing business models

?Headcount

?Large-cap focused

?Size / scale

?Firm focus

?Stability (financial & personnel)

?Large distribution

?Growth investor access

?Investment Banking

?Retail

?Outstanding research

?Trading

Middle Market

?Firm focus

?Good research

?Growth investor access

Issues

?Financial / firm stability

?Trading support

?Few with retail

A Growth Story…

Net Revenues ($MM)(1)

Core Net Income ($MM)(1)

Total Equity ($MM)(1)

CAGR: 24%

CAGR: 38%

Total Client Assets ($BN)(1)(2)

Financial Advisors (1)(3)

Book Value Per Share(1)(4)

CAGR: 26%

(1) CAGR reflects years 2006 to 2012.

(2) Client assets—Includes FDIC-insured products as of 12/31/12 for years 2008-2012 (3) Includes Independent Contractors.

(4) Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010).

Building Scale…

Each merger has been accretive to Stifel Retention remains high

?Fixed Income Sales and Trading – U.S. & Europe

?Fixed Income Research

?Announced March 2013

?FIG Investment Banking

?FIG Sales and Trading

?FIG Research

?February 2013

?Restructuring advisory

?December 2012

?Fixed Income IB

?Fixed Income Sales and Trading

?Private Client

?Seamless & efficient integration

?October 2011

?Growth Focused

?Investment Banking

?Research, Sales and Trading

?Achieved cost efficiencies

?July 2010

?Private Client

?Revenue production has exceeded expectations

?October 2009

?Private Client

?Public Finance

?Seamless & efficient integration

?December 2008

?Bank holding company

?Financial holding company

?Grown assets from ~ $100M to $3.2B

?April 2007

?Private Client

?Capital Markets

?Achieved cost savings objectives

?February 2007

?Significant enhancement to our Capital Markets business

?Achieved cost savings objectives

?December 2005

Stability Achieved Through A Balanced Business Model

?Balanced business model facilitates growth during volatile markets

?Stable GWM business is augmented by profitable and growing Institutional Group

?Proven ability to grow all businesses

Net Revenues

Operating Contribution

Note: Net revenues and operating contribution excludes the Other segment.

Strong Balance Sheet Facilitates Growth

As December 31, 2012

Total Assets ($ in Billions)

$7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0

$1.1

$1.5

$1.6

$3.2

$4.2

$5.0

$7.0

2006 2007 2008 2009 2010 2011 2012

Total Capitalization ($ in Billions)

$2.0 $1.5 $1.0 $0.5 $0.0

$0.3 $0.1 $0.2

$0.5 $0.1 $0.4

$0.7 $0.1

$0.6

$1.0 $0.1

$0.9

$1.3 $0.1

$1.3

$1.4 $0.1

$1.3

$2.0

$0.4 $0.1

$1.5

2006 2007 2008 2009 2010 2011 2012

Stockholders’ Equity

Trust Preferred Securities

Senior Notes

Leverage Ratio

4.0x 3.0x 2.0x 1.0x 0.0x

3.7x

2.9x

4.4x

27x.

2.3x

6.5x

1.9x

3.3x 11.1x 2.4x

3.1x

13.0x

2.0x

3.6x 11.7x 2.2x

3.6x

13.6x

2.0x

2006 2007 2008 2009 2010 2011 2012

SB&T

SN & SF

Book Value Per Share(1)

$30 $25 $20 $15 $10 $5 $0

$8.23

$12.24

$15.12

$19.24

$24.42

$25.10

$27.24

2006 2007 2008 2009 2010 2011 2012

(1)Per share information adjusted for April 2011 three-for-two stock split

Top Performing Stock

Cumulative Price Appreciation As of March 15, 2013

Since 12/31/12

Evercore Partners 45.38% Legg Mason 24.22% Raymond James Financial 24.11% Morgan Stanley 23.38% Piper Jaffray 23.09% Goldman Sachs Group 21.39% SWS Group 20.79% Lazard 19.57% FBR & Co. 19.06% Oppenheimer 18.93% Cowen Group 18.37% Greenhill & Co. 16.06%

Stifel Financial Corp. 14.54%

S&P 500 Index 9.43% JMP Group 9.23%

Since 12/31/07

Evercore Partners 103.67%

Stifel Financial Corp. 56.73%

Raymond James Financial 46.42% S&P 500 Index 6.29% Greenhill & Co. -9.24% Lazard -12.29% Piper Jaffray -14.62% JMP Group -21.82% Goldman Sachs Group -28.00% SWS Group -49.57% Oppenheimer -51.50% FBR & Co. -51.91% Morgan Stanley -55.58% Legg Mason -56.32% Cowen Group NM

Since 12/31/00

Stifel Financial Corp. 865.80%

Raymond James Financial 208.52% Goldman Sachs Group 44.79% S&P 500 Index 18.21% Legg Mason -12.06% Oppenheimer -14.77% SWS Group -59.25% Morgan Stanley -70.23% Piper Jaffray NM Cowen Group NM Evercore Partners NM FBR & Co. NM Greenhill & Co. NM JMP Group NM Lazard NM

Opportunities Drive our Growth

Initiatives

?Attract and retain high-quality talent

?Continue to expand our private client footprint in the U.S.

?Continue to expand fixed income businesses

?Continue to expand investment banking capabilities

?Focus on quality asset generation within Stifel Bank

?Expand traditional asset management capabilities

?Approach acquisition opportunities with discipline

Merger With KBW

KBW Merger

Integration Update

Closed the merger February 15, 2013

Tom Michaud and Michael Zimmerman joined Stifel’s Board of Directors

Key employees remain with the firm

Report core vs. non?core going forward as contracts roll off until  the integration is complete

KBW Merger

(Private Client)

(Bank & Trust)

(Institutional)

Global Wealth Management

Private Client

Stifel Bank & Trust

Customer Financing

Asset Management

Middle?Market Experts

Award?winning Research

Institutional Equity & Fixed Income Brokerage

Equity & Fixed Income Capital Raising

M&A Advisory

Financial Institution Experts

Focused Research

Focused M&A Advisory

Focused Institutional Equity Brokerage

Focused Equity & Fixed Income Capital Raising

Revenues Global Wealth Institutional KBW Pro Forma

($MM) Total

4Q12 $255.1 $165.1 $70.6 $490.8

2012 $995.2 $618.5 $245.8 $1,859.5

Global Wealth Management

Global Wealth Management

Provides Securities Brokerage Services and Stifel Bank Products

Overview

?Grown from 600+ financial advisors in 2005 to over 2,000(1) financial advisors currently

?Proven organic growth and acquirer of private client business (56 UBS branches, Butler Wick, Ryan Beck)

?Retail investors are generally mid- to long-term buyers

?Goal of providing price stability and support to the institutional order book

?Strategy of recruiting experienced advisors with established client relationships

?Expanding U.S. footprint

Net Revenues ($MM) (2)

Operating Contribution ($MM) (2)

(1) Includes Independent Contractors.

(2) CAGR reflects years 2006 to 2012 annualized.

Global Wealth Management

Opportunity Through Growth

GWM Broker Growth (1)

GWM Branch Growth

GWM Account Growth

GWM Assets Under Management Growth ($MM) (2)

(1) Includes Independent Contractors. (2) Client assets—Includes FDIC-insured products as of 12/31/12 for years 2008-2012.

Global Wealth Management – Stifel Bank & Trust

Overview

?Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007

?Stifel Financial became a bank holding company and financial services holding company

?Balance sheet growth with low-risk assets

?Funded by Stifel Nicolaus client deposits

?Maintain high levels of liquidity

Strength of Brokerage Position

?Offers mortgage banking loans) products within the (securities GWM client based base, loans and including establishing trust services

?Built-in source of business

?High net worth clients

?Highly deposit efficient focused due facilities to lack of “brick and mortar”

Interest Earnings Assets (1)

Investment Portfolio

Loan Portfolio (Gross)

Total: $2.9 Billion

Total: $2.3 Billion

Total: $823 Million(2)

Note: Data as of 12/31/12.

(1) Average interest earning assets for the year ended December 31, 2012.

(2) Construction and Land and Commercial Real Estate make up less than 1% of the loan portfolio

Institutional Group

Institutional Group

Overview

?Provides securities brokerage, trading, research, underwriting and corporate advisory services

?Largest providers of U.S. Equity Research

?2nd largest Equity trading platform in the U.S. outside of the Bulge Bracket(1)

?Full Service Middle-Market Investment Bank

?Comprehensive Fixed Income platform

Net Revenues ($MM)(2)(3)

$800 $600 $400 $200 $0

CAGR: 20% (4)

$455

$559

$587

$668

$626

$507

$619

2006 2007 2008 2009 2010 2011 2012

Equity Brokerage + Investment Banking(2)

Fixed Income Brokerage + Investment Banking

(1) Based on 2011 U.S. trading volume per Bloomberg. (2) Includes TWPG historical investment banking and brokerage revenues for years 2006 through June 30, 2010. (3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million. (4) CAGR reflects years 2006 to 2012.

Institutional Group – Research

Largest U.S. Equity Research Platform

U.S. Equity Research Coverage (1)

Companies Under Coverage Rank Firm Overall Small Cap(2)

1 Stifel 1,347 538

2 JPMorgan 1,118 190

3 Bank of America Merrill Lynch 1,052 172

4 Raymond James 976 349

5 Barclays Capital 973 123

6 Citi 927 126

7 Wells Fargo Securities 904 162

8 Goldman Sachs 893 100

9 Credit Suisse 861 156

10 Deutsche Bank 838 147

11 Morgan Stanley 825 101

12 UBS 819 98

12 RBC Capital Markets 819 158

14 Jefferies & Co. 795 180

15 Sidoti & Company LLC 794 578

16 Morningstar, Inc. 704 53

17 Robert W. Baird & Co. 659 189

18 BMO Capital Markets 549 106

19 William Blair 529 161

20 Piper Jaffray 518 199

21 Keybanc Capital Markets 497 136

22 Oppenheimer & Co. 493 133

23 Macquarie Group 488 73

24 Sterne, Agee & Leach 436 N/A

25 Janney Capital Markets 401 129

Stifel Research Highlights

?Largest provider of U.S. equity research

?2nd largest provider of U.S. small cap equity coverage

?Largest provider of U.S. equity coverage in:

?Consumer & Retail

?FIG

?Internet, Media & Telecom

?Real Estate

?Technology

?Ranked 3rd in the FT/Starmine 2012 Survey

Coverage Balanced Across All Market Caps

Large Cap 32%

Small Cap 34%

Mid Cap 34%

(1) Source: StarMine rankings as of 1/31/13, except Stifel which as of 2/20/13. Does not include Closed End Funds. (2) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.

Note: Bold font indicates middle-market firms. Research coverage distribution as of 2/20/13.

Institutional Group – Equity Sales and Trading

Powerful Platform Spanning North America and Europe

Institutional Equity Sales

?110 person sales force, commission based

?Experts in small and mid cap growth and value

?Team based sales model with 2-4 sales people per account

?Team leaders have an average of 15 years experience

?Offices in all major institutional markets in North America & Europe

?Accounts range from large mutual funds to small industry focused investors

?Managed over 741 non-deal roadshow days in 2012

?Extensive experience with traditional and overnight corporate finance transactions

Equity Trading

?53 sales traders located in

?Baltimore, New York, Boston, Dallas, San Francisco, Cleveland, London, and Canada

?24 position traders covering each major industry

?8 specialized traders focused on: Option Trading, Convertible and ETF Trading

?Agency model – no proprietary trading or prime brokerage

?Profitable model with advantages of scale

Extensive Distribution Network

?Agency model – no proprietary trading or prime brokerage

?Major liquidity provider to largest equity money management complexes

?Multi-execution venues: high-touch, algorithms, program trading and direct market access

?Dedicated convertible sales, trading and research desk

Institutional Group – Fixed Income

Strong Fixed Income Capital Markets Capabilities

Overview

?Comprehensive platform ??89 traders with annual client trade volume approaching $275 billion across all products ??26 dedicated fixed income strategists using state-of-the-art portfolio and balance sheet analytics

?Widespread distribution ??165 fixed income sales professionals located in 32 institutional fixed income offices nationwide ??Over 4,250 accounts ranging from community financial institutions to the largest investment managers in the country

Client Distribution (1)(2)

Platform & Products

?Focus on long-only money managers and income funds versus hedge funds

?Consistency of execution

?Identification of relative value through security selection

?Agency/Gov’t Securities

?Money Markets

?Mortgages

?Asset-Backed Securities

?Investment Grade Credit

?High Yield Credit

?Aircraft Finance & Credit Solutions

?Whole Loans

?Municipals

?Emerging Markets

?Structured Products

?Stifel Capital Advisors

(1) Client Distribution is for 1/1/12 – 12/31/12.

(2) Other category includes: Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.

Investment Banking

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions

All Managed Equity Deals Since 2010

($ in billions) # of $ Rank Firm Deals Volume

1 Bank of America Merrill Lynch 599 $398.1

2 JPMorgan 592 $381.6

3 Citi 569 $385.2

4 Morgan Stanley 545 $375.3

5 Barclays 499 $317.7

6 Deutsche Bank 486 $330.8

7 Wells Fargo Securities 485 $284.3

8 Stifel 478 $160.4

9 RBC Capital Markets 471 $229.8

10 Credit Suisse 466 $316.0

11 UBS 437 $264.0

12 Goldman Sachs 405 $307.3

13 Raymond James 352 $188.0

14 Piper Jaffray & Co 232 $120.2

15 Robert W Baird & Co 223 $54.0

16 Jefferies & Company 215 $40.7

17 Oppenheimer & Co Inc 214 $57.4

18 JMP Securities LLC 184 $39.6

19 William Blair & Co LLC 154 $46.3

20 BMO Capital Markets 144 $62.6

21 Canaccord Genuity Corp 141 $15.1

22 KeyBanc Capital Markets 139 $52.2

23 Janney Montgomery Scott 131 $21.7

24 Lazard Capital Markets 128 $43.5

25 Ladenburg Thalmann & Co Inc 118 $13.1

Bookrun Equity Deals Since 2010

($ in billions) # of $ Rank Firm Deals Volume

1 Bank of America Merrill Lynch 544 $71.1

2 JPMorgan 504 $70.9

3 Morgan Stanley 496 $86.5

4 Citi 483 $65.4

5 Barclays 404 $61.1

6 Credit Suisse 361 $51.9

7 Goldman Sachs 355 $61.5

7 Deutsche Bank 355 $44.5

9 Wells Fargo Securities 334 $27.1

10 UBS 283 $32.0

11 Jefferies & Company 175 $10.3

12 Stifel 150 $8.1

13 RBC Capital Markets 145 $11.8

14 Raymond James 92 $5.5

15 Piper Jaffray & Co 78 $3.6

16 Roth Capital Partners 63 $1.4

17 Lazard Capital Markets 51 $1.5

18 Robert W Baird & Co 46 $2.0

19 Cowen & Co LLC 43 $1.3

20 Leerink Swann LLC 41 $1.4

21 Sandler O’Neill & Partners 39 $3.4

22 KeyBanc Capital Markets 35 $2.2

23 Canaccord Genuity Corp 29 $1.4

24 Direct Markets Holdings Corp 27 $0.6

25 Oppenheimer & Co Inc 25 $0.7

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 2/15/13. Overlapping deals between Stifel and KBW have been removed. Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

Financial Results

Stifel Financial Corp. Results

Three months ended December 31, 2012

Three Months Ended

($ in thousands, except per share amounts) 12/31/12 (1) 12/31/11% Change 9/30/12% Change

Net revenues $ 417,830 $ 356,878 17.1% $ 420,080(0.5%)

Compensation and benefits 262,213 228,743 14.6% 267,652 (2.0%)

Non?comp operating expenses 94,550 83,109 13.8% 90,751 4.2%

Total non?interest expenses 356,763 311,852 14.4% 358,403 (0.5%)

Income before income taxes 61,067 45,026 35.6% 61,677(1.0%)

Provision for income taxes 21,113 18,010 17.2% 23,967 (11.9%)

Net income $ 39,954 $ 27,016 47.9% $ 37,710 6.0%

Earnings per share:

Diluted $ 0.63 $ 0.43 46.5% $ 0.60 5.0%

Weighted average number of shares outstanding:

Diluted 63,301 62,695 1.0% 63,054 0.4%

Ratios to net revenues :

Compensation and benefits 62.8% 64.1% 63.7%

Non?comp operating expenses 22.6% 23.3% 21.6%

Income before income taxes 14.6% 12.6% 14.7%

(1) Results for the three months ended December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $13.4 million. The after-tax impact was $0.05 per diluted share.

Stifel Financial Corp. Results

Year ended December 31, 2012

Year Ended

(1)

($ in thousands, except per share amounts) 12/31/12 12/31/11% Change

Net revenues $ 1,612,650 $ 1,416,562 13.8%

Compensation and benefits 1,023,943 900,421 13.7%

Non?comp operating expenses 362,835 377,533 (3.9%)

Total non?interest expenses 1,386,778 1,277,954 8.5%

Income before income taxes 225,872 138,608 63.0%

Provision for income taxes 87,299 54,474 60.3%

Net income $ 138,573 $ 84,134 64.7%

Earnings per share:

Diluted $ 2.20 $ 1.33 (2) 65.4%

Weighted average number of shares outstanding:

Diluted 62,937 63,058(0.2%)

Ratios to net revenues :

Compensation and benefits 63.5% 63.6%

Non?comp operating expenses 22.5% 26.6%

Income before income taxes 14.0% 9.8%

(1) Results for the year ended December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million The after-tax impact was $0.14 per diluted share.

(2) Results for the year ended December 31, 2011 include previously disclosed litigation-related charges and merger-related expenses of $0.47 per diluted share.

Sources of Revenues

Quarter Ended Year Ended

% %

($ in thousands) 12/31/12 12/31/11 Change 9/30/12% Change 12/31/12 12/31/11 Change

Commissions $ 134,280 $ 123,737 8.5% $ 127,966 4.9% $ 512,976 $ 561,081(8.6%)

Principal transactions 97,708 93,963 4.0% 102,979 (5.1%) 408,484 343,213 19.0%

Capital raising 49,203 27,347 79.9% 45,733 7.6% 190,502 124,648 52.8%

Advisory 26,643 28,728 (7.3%) 27,205 (2.1%) 96,083 74,936 28.2%

Investment banking 75,846 56,075 35.3% 72,938 4.0% 286,585 199,584 43.6%

Asset mgt and service fees 68,971 55,920 23.3% 62,881 9.7% 257,981 228,834 12.7%

(1)

Other 19,597 8,379 133.9% 31,922(38.6%) 70,231 19,731 255.9%

Total operating revenues 396,402 338,074 17.3% 398,686 (0.6%) 1,536,257 1,352,443 13.6%

Interest revenue 30,032 25,220 19.1% 27,306 10.0% 109,776 89,466 22.7%

Total revenues 426,434 363,294 17.4% 425,992 0.1% 1,646,033 1,441,909 14.2%

Interest expense 8,604 6,416 34.1% 5,912 45.5% 33,383 25,347 31.7%

Net revenues $ 417,830 $ 356,878 17.1% $ 420,080(0.5%) $ 1,612,650 $ 1,416,562 13.8%

(1) Results for the three and twelve months ended December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $13.4 million and $39.0 million, respectively. The after-tax impact was $0.05 and $0.14 per diluted share, respectively.

Non-Interest Expenses

Three months ended December 31, 2012

Quarter Ended% of Net revenues

($ in thousands) 12/31/12 12/31/11% Change 9/30/12% Change 12/31/12 12/31/11 9/30/12

Compensation and benefits 239,714 210,924 13.6% 247,964 (3.3%) 57.4% 59.1% 59.0%

Transitional pay (1) 22,499 17,819 26.3% 19,688 14.3% 54%. 50%. 47%.

Total compensation and benefits 262,213 228,743 14.6% 267,652 (2.0%) 62.8% 64.1% 63.7%

Occupancy and equipment rental 34,075 31,967 6.6% 33,061 3.1% 8.2% 9.0% 7.9%

Communication and office supplies 19,795 19,391 2.1% 19,976 (0.9%) 4.7% 5.4% 4.8%

Commissions and floor brokerage 7,480 6,097 22.7% 8,031 (6.9%) 1.8% 1.7% 1.9%

Other operating expenses 33,200 25,654 29.4% 29,683 11.8% 7.9% 7.2% 7.0%

Total non-comp operating expenses 94,550 83,109 13.8% 90,751 4.2% 22.6% 23.3% 21.6%

Total non-interest expense 356,763 311,852 14.4% 358,403(0.5%) 85.4% 87.4% 85.3%

(1) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Segment Comparison

Quarter Ended Year Ended

% % %

($ in thousands) 12/31/12 12/31/11 Change 9/30/12 Change 12/31/12 12/31/11 Change

Net revenues:

Global Wealth Management $ 255,084 $ 224,569 13.6% $ 251,728 1.3% $ 995,189 $ 908,158 9.6%

Institutional Group (1) 165,056 134,229 23.0% 169,679(2.7%) 618,536 507,397 21.9%

Other (2,310) (1,920)(20.3%) (1,327)(74.1%) (1,075) 1,007 (206.8%)

$ 417,830 $ 356,878 17.1% $ 420,080(0.5%) $ 1,612,650 $ 1,416,562 13.8%

Operating contribution:

Global Wealth Management $ 69,282 $ 62,872 10.2% $ 68,370 1.3% $ 268,183 $ 235,382 13.9%

Institutional Group (1) 21,490 10,773 99.5% 33,427(35.7%) 96,167 63,269 52.0%

Other (2) (29,705) (28,619) 3.8% (40,120)(26.0%) (138,478) (160,043)(13.5%)

$ 61,067 $ 45,026 35.6% $ 61,677(1.0%) $ 225,872 $ 138,608 63.0%

(1) Results for the three and twelve months ended December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $13.4 million and $39.0 million, respectively. The after-tax impact was $0.05 and $0.14 per diluted share, respectively.

(2) Results for the year ended December 31, 2011 include previously disclosed litigation-related charges and merger-related expenses of $47.5 million pre-tax.

2012 Legacy Business vs. Investments

2012 Investments include hiring 152 financial advisors and 77 fixed  income sales and trading professionals YTD1.

($ in thousands, except per share amounts) 12M2012

Legacy 2 Investments Total

Net revenues 1,567,133 45,517 1,612,650

Compensation and benefits 981,111 42,832 1,023,943

Non-compensation operating expenses 341,701 21,134 362,835

Total non-interest expenses 1,322,812 63,966 1,386,778

Income before income taxes 244,321 (18,449) 225,872

Provision for income taxes 3 94,429 (7,130) 87,299

Net income 149,892 (11,319) 138,573

Earnings per share $ 2.38 $ (0.18) $ 2.20

Ratios to net revenues:

Compensation and benefits 62.6 63.5

Non-compensation operating expenses 21.8 22.5

Income before income taxes 15.6 14.0

¹As of December 31, 2012.

2Legacy revenues and expense s exclude new business and investments.

3Legacy provision for income taxes is calculated using the tax rate for the nine month period 2012  of 40.2%.